DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Chairman of the Board and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Frederick F. Cripe

Frederick F. Cripe

Director, Chairman of the Board and Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Marcia D. Alazraki

Marcia D. Alazraki

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Vice President of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Michael B. Boyle

Michael B. Boyle

Director and Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Matthew S. Easley

Matthew S. Easley

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Vice President and Chief Operations Officer of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Robert J. Holden

Robert J. Holden

Director, Vice President and Chief Operations Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Cleveland Johnson, Jr.

Cleveland Johnson, Jr.

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Vice President of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s John C. Lounds

John C. Lounds

Director & Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Kenneth R. O’Brien

Kenneth R. O’Brien

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Controller and Group Vice President of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Samuel H. Pilch

Samuel H. Pilch

Controller & Group Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s John C. Pintozzi

John C. Pintozzi

Director, Vice President and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s John R. Raben, Jr.

John R. Raben, Jr.

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Phyllis Hill Slater

Phyllis Hill Slater

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

The undersigned Director and Vice President of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s J. Eric Smith

J. Eric Smith

Director and Vice President